                                                                   EXHIBIT 10.1


                                                            Loan No. 76-0000664



===============================================================================


                      GENERAL ELECTRIC CAPITAL CORPORATION
                                    (Lender)



                                       to



                         S/M REAL ESTATE FUND VII, LTD.
                                   (Borrower)



           ----------------------------------------------------------



                                 LOAN AGREEMENT


           ----------------------------------------------------------


                        Dated as of: December  3 , 1998
                                              ---


                      Property Location: San Antonio, Texas


                              DOCUMENT PREPARED BY:

                             Andrews & Kurth, L.L.P.
                          1717 Main Street, Suite 3700
                               Dallas, Texas 75201
                      Attention: Charles T. Marshall, Esq.

             THIS INSTRUMENT CONTAINS INDEMNIFICATION PROVISIONS AND
            PROVISIONS LIMITING THE LENDER'S LIABILITY FOR NEGLIGENCE



===============================================================================

                                TABLE OF CONTENTS


                                                                                                          Page
                                                                                                          ----

ARTICLE 1 - CERTAIN DEFINITIONS............................................................................  1
       Section 1.1   Certain Definitions...................................................................  1

ARTICLE 2 - LOAN TERMS.....................................................................................  4
       Section 2.1   The Loan..............................................................................  4
       Section 2.2   Interest Rate; Late Charge............................................................  4
       Section 2.3   Terms of Payment......................................................................  4
       Section 2.4   Security; Establishment of Funds......................................................  5

ARTICLE 3 - INSURANCE, CONDEMNATION, AND IMPOUNDS .........................................................  6
       Section 3.1   Insurance.............................................................................  6
       Section 3.2   Use and Application of Insurance Proceeds.............................................  7
       Section 3.3   Condemnation Awards...................................................................  7
       Section 3.4   Impounds..............................................................................  8

ARTICLE 4 - ENVIRONMENTAL MATTERS .........................................................................  8
       Section 4.1   Certain Definitions...................................................................  8
       Section 4.2   Representations and Warranties on Environmental Matters...............................  9
       Section 4.3   Covenants on Environmental Matters....................................................  9
       Section 4.4   Allocation of Risks and Indemnity..................................................... 10
       Section 4.5   No Waiver............................................................................. 10

ARTICLE 5 - LEASING MATTERS ............................................................................... 10
       Section 5.1   Representations and Warranties on Leases.............................................. 10
       Section 5.2   Standard Lease Form; Approval Rights.................................................. 11
       Section 5.3   Covenants............................................................................. 11
       Section 5.4   Tenant Estoppels...................................................................... 11

ARTICLE 6 - REPRESENTATIONS AND WARRANTIES ................................................................ 11
       Section 6.1   Organization, Power and Authority..................................................... 11
       Section 6.2   Validity of Loan Documents...........................................................  12
       Section 6.3   Liabilities; Litigation............................................................... 12
       Section 6.4   Taxes and Assessments................................................................. 12
       Section 6.5   Other Agreements; Defaults............................................................ 12
       Section 6.6   Compliance with Law................................................................... 12
       Section 6.7   Location of  Borrower................................................................. 13
       Section 6.8   ERISA................................................................................. 13
       Section 6.9   Forfeiture............................................................................ 13
       Section 6.10  Tax Filings........................................................................... 13
       Section 6.11  Solvency.............................................................................. 13
       Section 6.12  Full and Accurate Disclosure.......................................................... 14
       Section 6.13  Flood Zone............................................................................ 14
       Section 6.14  Single Purpose Entity/Separateness.................................................... 14

ARTICLE 7 - FINANCIAL REPORTING ........................................................................... 15
       Section 7.1   Financial Statements.................................................................. 15
       Section 7.2   Accounting Principles................................................................. 16


LOAN AGREEMENT - Page i
Fifth Avenue Apts./78416

       Section 7.3      Other Information; Access............................................................. 16
       Section 7.4      Annual Budget......................................................................... 16

ARTICLE 8 - COVENANTS......................................................................................... 16
       Section 8.1      Due On Sale and Encumbrance; Transfers of Interests................................... 16
       Section 8.2      Taxes; Utility Charges................................................................ 16
       Section 8.3      Control; Management................................................................... 16
       Section 8.4      Operation; Maintenance; Inspection.................................................... 16
       Section 8.5      Taxes on Security..................................................................... 17
       Section 8.6      Legal Existence; Name, Etc............................................................ 17
       Section 8.7      Further Assurances...................................................................  17
       Section 8.8      Estoppel Certificates................................................................. 17
       Section 8.9      Notice of Certain Events.............................................................. 17
       Section 8.10     Indemnification....................................................................... 17
       Section 8.11     Cooperation........................................................................... 18
       Section 8.12     Payment For Labor and Materials....................................................... 18

ARTICLE 9 - EVENTS OF DEFAULT ................................................................................ 19
       Section 9.1      Payments.............................................................................. 19
       Section 9.2      Insurance............................................................................. 19
       Section 9.3      Sale, Encumbrance, Etc................................................................ 19
       Section 9.4      Covenants............................................................................. 19
       Section 9.5      Representations and Warranties........................................................ 19
       Section 9.6      Other Encumbrances.................................................................... 19
       Section 9.7      Involuntary Bankruptcy or Other Proceeding............................................ 19
       Section 9.8      Voluntary Petitions, etc.............................................................. 19

ARTICLE 10 - REMEDIES......................................................................................... 20
       Section 10.1     Remedies - Insolvency Events.......................................................... 20
       Section 10.2     Remedies - Other Events............................................................... 20
       Section 10.3     Lender's Right to Perform the Obligations............................................. 20

ARTICLE 11 - MISCELLANEOUS ................................................................................... 20
       Section 11.1     Notices............................................................................... 20
       Section 11.2     Amendments and Waivers................................................................ 21
       Section 11.3     Limitation on Interest................................................................ 21
       Section 11.4     Invalid Provisions.................................................................... 22
       Section 11.5     Reimbursement of Expenses............................................................. 22
       Section 11.6     Approvals; Third Parties; Conditions.................................................. 22
       Section 11.7     Lender Not in Control; No Partnership................................................. 22
       Section 11.8     Contest of Certain Claims............................................................. 23
       Section 11.9     Time of the Essence................................................................... 23
       Section 11.10    Successors and Assigns................................................................ 23
       Section 11.11    Renewal, Extension or Rearrangement................................................... 23
       Section 11.12    Waivers............................................................................... 23
       Section 11.13    Cumulative Rights; Joint and Several Liability........................................ 23
       Section 11.14    Singular and Plural................................................................... 23
       Section 11.15    Phrases............................................................................... 24
       Section 11.16    Exhibits and Schedules................................................................ 24
       Section 11.17    Titles of Articles, Sections and Subsections.......................................... 24
       Section 11.18    Promotional Material.................................................................. 24


LOAN AGREEMENT - Page ii
Fifth Avenue Apts./78416

       Section 11.19    Survival.............................................................................. 24
       Section 11.20    Waiver of Jury Trial.................................................................. 24
       Section 11.21    Waiver of Punitive or Consequential Damages........................................... 24
       Section 11.22    Governing Law......................................................................... 24
       Section 11.23    Entire Agreement...................................................................... 24
       Section 11.24    Counterparts.......................................................................... 25

ARTICLE 12 - LIMITATIONS ON LIABILITY......................................................................... 25
       Section 12.1     Limitation on Liability............................................................... 25
       Section 12.2     Limitation on Liability of Lender's Officers, Employees, etc.......................... 25



LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A      LEGAL DESCRIPTION OF PROJECT
SCHEDULE I     DEFEASANCE
SCHEDULE II    REQUIRED REPAIRS


LOAN AGREEMENT - Page iii
Fifth Avenue Apts./78416

                                 LOAN AGREEMENT


     This Loan Agreement (this "AGREEMENT") is entered into as of December 3, 1998 between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER"), and S/M REAL ESTATE FUND VII, LTD., a Texas limited partnership ("BORROWER").


                                    ARTICLE 1
                               CERTAIN DEFINITIONS

     SECTION 1.1 CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:

     "AFFILIATE" means (a) any corporation in which Borrower or any general partner, shareholder, director, officer, member, or manager of Borrower directly or indirectly owns or controls more than ten percent (10%) of the beneficial interest, (b) any partnership, joint venture or limited liability company in which Borrower or any general partner, shareholder, director, officer, member, or manager of Borrower is a general partner, joint venturer or member, (c) any trust in which Borrower or any general partner, shareholder, director, officer, member or manager of Borrower is a trustee or beneficiary, (d) any entity of any type which is directly or indirectly owned or controlled by Borrower or any general partner, shareholder, director, officer, member or manager of Borrower,
(e) any general partner, shareholder, director, officer, member, manager or employee of Borrower, (f) any Person related by birth, adoption or marriage to any general partner, shareholder, director, officer, member, manager, or employee of Borrower, or (g) any Borrower Party.

     "AGREEMENT" means this Loan Agreement, as amended from time to time.

     "ASSIGNMENT OF LEASES AND RENTS" means the Assignment of Leases and Rents, executed by Borrower for the benefit of Lender, and pertaining to leases of space in the Project.

     "AWARD" has the meaning assigned in Section 3.3.

     "BANKRUPTCY PARTY" has the meaning assigned in Section 9.7.

     "BORROWER PARTY" means any Joinder Party, any general partner of Borrower, and any general partner in any partnership that is a general partner of Borrower, at any level.

     "BUSINESS DAY" means a day other than a Saturday, a Sunday, or a legal holiday on which national banks located in the State of New York are not open for general banking business.

     "CASUALTY" has the meaning assigned in Section 3.2.

     "CLOSING DATE" means the date the Loan is funded by Lender.

     "COMMITMENT" means the commitment letter, dated October 19, 1998, issued by Lender and accepted by Borrower on October 28, 1998.

     "CONDEMNATION" has the meaning assigned in Section 3.3.

     "CONTRACT RATE" has the meaning assigned in Section 2.2.


LOAN AGREEMENT - Page 1
Fifth Avenue Apts./78416

     "DEBT" means, for any Person, without duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, and (f) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

     "DEBT SERVICE" means the aggregate interest, fixed principal, and other payments due under the Loan, and on any other outstanding permitted Debt relating to the Project approved by Lender for the period of time for which calculated.

     "DEFAULT RATE" means the lesser of (a) the maximum rate of interest allowed by applicable law, and (b) five percent (5%) per annum in excess of the Contract Rate.

     "DEFEASANCE OPTION" has the meaning assigned in Section 2.3(c).

     "ENVIRONMENTAL LAWS" has the meaning assigned in Section 4.1(a).

     "ERISA" has the meaning assigned in Section 6.8.

     "EVENT OF DEFAULT" has the meaning assigned in Article 9.

     "FUNDS" means the Required Repair Fund and the Replacement Escrow Fund.

     "HAZARDOUS MATERIALS" has the meaning assigned in Section 4.1(b).

     "INSURANCE PREMIUMS" has the meaning assigned in Section 3.1(c).

     "JOINDER PARTY" means the Persons, if any, executing the Joinder hereto.

     "LIEN" means any interest, or claim thereof, in the Project securing an obligation owed to, or a claim by, any Person other than the owner of the Project, whether such interest is based on common law, statute or contract, including the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the Project.

     "LOAN" means the loan made by Lender to Borrower under this Agreement and all other amounts secured by the Loan Documents.

     "LOAN DOCUMENTS" means: (a) this Agreement, (b) the Note, (c) the Mortgage,
(d) the Assignment of Leases and Rents, (e) Uniform Commercial Code financing statements, (f) such assignments of management agreements, contracts and other rights as may be required under the Commitment or otherwise requested by Lender,
(g) all other documents evidencing, securing, governing or otherwise pertaining to the Loan, and (h) all amendments, modifications, renewals, substitutions and replacements of any of the foregoing; provided however, in no event shall the term "Loan Documents" include that certain Hazardous Materials Indemnity Agreement (the "ENVIRONMENTAL INDEMNITY AGREEMENT") dated the date hereof in favor of Lender.


LOAN AGREEMENT - Page 2
Fifth Avenue Apts./78416

     "LOAN YEAR" means (a) for the first Loan Year, the period between the date hereof and one calendar year from the last day of the month in which the Closing Date occurs (unless the Closing Date is on the first day of a month, in which case the first Loan Year shall commence on such Closing Date and end one calendar year from the last day of the month immediately preceding the Closing
Date) and (b) each consecutive twelve month calendar period after the first Loan Year until the Maturity Date.

     "MATURITY DATE" means, as applicable, the earlier of (a) January 1, 2009, or (b) any earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents.

     "MORTGAGE" means the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed by Borrower in favor of Lender, covering the Project.

     "NOTE" means the Promissory Note of even date, in the stated principal amount of $6,400,000.00, executed by Borrower, and payable to the order of Lender in evidence of the Loan.

     "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

     "POTENTIAL DEFAULT" means the occurrence of any event or condition which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

     "PROJECT" means Fifth Avenue Apartments, San Antonio, Texas, and all related facilities, amenities, fixtures, and personal property owned by Borrower and any improvements now or hereafter located on the real property described in EXHIBIT A.

     "RATING AGENCIES" means each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc., or any other nationally-recognized statistical rating agency which has been approved by Lender;

     "REPLACEMENT ESCROW FUND" has the meaning assigned in Section 2.4.

     "REQUIRED REPAIR FUND" has the meaning assigned in Section 2.4.

     "SECONDARY MARKET TRANSACTION" has the meaning assigned in Section 8.11.

     "SINGLE PURPOSE ENTITY" shall mean a Person (other than an individual, a government or any agency or political subdivision thereof), which exists solely for the purpose of owning the Project, observes corporate, company or partnership formalities, as applicable, independent of any other entity, and which otherwise complies with the covenants set forth in Section 6.14 hereof.

     "SITE ASSESSMENT" means an environmental engineering report for the Project prepared at Borrower's expense by an engineer engaged by Borrower, or Lender on behalf of Borrower, and approved by Lender, and in a manner reasonably satisfactory to Lender, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about the Project, and the past or present discharge, disposal, release or escape of any such substances, all consistent with ASTM Standard E1527-93 (or any successor thereto published by ASTM) and good customary and commercial practice.

     "STATE" means the State of Texas.


LOAN AGREEMENT - Page 3
Fifth Avenue Apts./78416

     "TAX AND INSURANCE ESCROW FUND" has the meaning assigned in Section 3.4.

     "TAXES" has the meaning assigned in Section 8.2.

     "YIELD MAINTENANCE AMOUNT" has the meaning assigned in SCHEDULE 1.


                                    ARTICLE 2
                                   LOAN TERMS

     SECTION 2.1 THE LOAN. Upon satisfaction of all the terms and conditions set forth in the Commitment, Lender agrees to make a Loan of SIX MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($6,400,000.00) to the Borrower, which shall be funded in one advance and repaid in accordance with the terms of this Agreement and the Note. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein.

     SECTION 2.2 INTEREST RATE; LATE CHARGE. The outstanding principal balance of the Loan shall bear interest at a rate of interest equal to seven and sixteen hundredths percent (7.16%) per annum (the "CONTRACT RATE"). Interest at the Contract Rate shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) days and the numerator of which is the actual number of days elapsed from the date of the initial disbursement under the Loan or the date of the preceding interest installment due date, as the case may be, to the date of the next interest installment due date or the Maturity Date. If Borrower fails to pay any installment of interest or principal within five (5) days of (and including) the date on which the same is due, Borrower shall pay to Lender a late charge on such past-due amount, as liquidated damages and not as a penalty, equal to five percent (5%) of such amount, but not in excess of the maximum amount of interest allowed by applicable law. While any Event of Default exists, the Loan shall bear interest at the Default Rate.

     SECTION 2.3 TERMS OF PAYMENT. The Loan shall be payable as follows:

     (a) INTEREST AND PRINCIPAL. A payment of interest only on the date hereof for the period from the date hereof through the last day of the current month (unless the Closing Date is the first day of a calendar month, in which case no such interest is due). Thereafter, a constant payment of $43,269.28, on the first day of February 1, 1999 and on the first day of each calendar month thereafter; each of such payments, to be applied (i) to the payment of interest computed at the Contract Rate and (ii) the balance applied toward reduction of the principal sum. The constant payment required hereunder is based on a thirty
(30)-year amortization schedule.

     (b) MATURITY. On the Maturity Date, Borrower shall pay to Lender all outstanding principal, accrued and unpaid interest, default interest, late charges and any and all other amounts due under the Loan Documents.

     (c) PREPAYMENT. Except as set forth herein, the Loan is closed to prepayment in whole or in part, until the one hundred eighty (180) day period prior to the Maturity Date and after such time no penalty or premium will be due to Lender. Notwithstanding the foregoing, from the earlier to occur of (i) two
(2) years after the sale of the Loan in a Secondary Market Transaction or (ii) the fourth (4th) anniversary of the Closing Date, provided no Event of Default exists, Borrower may obtain the release of the Project from the lien of the Mortgage in accordance with the terms and provisions of SCHEDULE I attached hereto (the "DEFEASANCE OPTION").

     If the Loan is accelerated for any reason other than casualty or condemnation, and the Loan is otherwise closed to prepayment, Borrower shall pay, in addition to all other amounts outstanding under the Loan Documents, a prepayment premium equal to the sum of 1) the Yield Maintenance Amount, if any, that would be required under the Defeasance Option and 2) five percent (5%) of the outstanding balance of the Loan. If for any reason the Loan is prepaid on a day other than a scheduled monthly payment date, the Borrower shall pay, in addition to the principal,


LOAN AGREEMENT - Page 4
Fifth Avenue Apts./78416
interest and premium, if any, required under this Section, an amount equal to the interest that would have accrued on the Loan from the date of prepayment to the next scheduled monthly payment date. In the event of a prepayment resulting from Lender's application of insurance or condemnation proceeds pursuant to
Article 3 hereof, no prepayment penalty or premium shall be imposed.

     SECTION 2.4 SECURITY; ESTABLISHMENT OF FUNDS. (a) The Loan shall be secured by the Mortgage creating a first lien on the Project, the Assignment of Leases and Rents and the other Loan Documents. Borrower agrees to establish the following reserves with Lender, to be held by Lender as further security for the
Loan: (i) on the Closing Date, Borrower shall deposit with Lender the amount of $114,375.00 (the "REQUIRED REPAIR FUND") which shall be held by Lender for the completion of the required repairs set forth on SCHEDULE II annexed hereto on or before six (6) months from the date hereof; and (ii) Borrower shall deposit with Lender on the day of each calendar month a scheduled payment is due the amount of $3,905.00 which shall be held by Lender for replacements and repairs required to be made to the Project during the calendar year (the "REPLACEMENT ESCROW FUND").

     (b) PLEDGE AND DISBURSEMENT OF FUNDS. Borrower hereby pledges to Lender, and grants a security interest in, any and all monies now or hereafter deposited in the Funds as additional security for the payment of the Loan. Lender may reasonably reassess its estimate of the amount necessary for the Funds from time to time and may adjust the monthly amounts required to be deposited into the Funds upon thirty (30) days notice to Borrower. Lender shall make disbursements from the Funds as requested by Borrower, and approved by Lender in its reasonable discretion, on a quarterly basis in increments of no less than $5,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of paid invoices for the amounts requested and, if required by Lender, lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may require an inspection of the Project at Borrower's expense prior to making a quarterly disbursement in order to verify completion of replacements and repairs for which reimbursement is sought. The Funds shall be held in Lender's name and may be commingled with Lender's own funds at financial institutions selected by Lender in its reasonable discretion. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Funds to the payment of the Loan in any order in its reasonable discretion. Until expended or applied as above provided, the Funds shall constitute additional security for the Loan. Lender shall have no obligation to release any of the Funds while any Event of Default or Potential Default exists or any material adverse change has occurred in Borrower or any Joinder Party, the Project, or any major or anchor tenant. All reasonable costs and expenses incurred by Lender in the disbursement of any of the Funds shall be paid by Borrower promptly upon demand or, at Lender's sole discretion, deducted from the Funds.

     (c) INTEREST PAYABLE BY LENDER. Lender shall cause all monies on deposit in the Funds to be deposited into interest bearing accounts of the type customarily maintained by Lender or its servicing agent for the investment of (and may be commingled with) similar reserves, which accounts may not yield the highest interest rate then available. The Funds shall be held in an account in Lender's name (or such other account name as Lender may elect) at a financial institution or other depository selected by Lender (or its servicer) in its sole discretion (collectively, the "DEPOSITORY INSTITUTION"). Borrower shall earn no more than an amount of interest on the Funds equal to an amount determined by applying to the average monthly balance of such Funds the quoted interest rate for the Depository Institution's money market savings account, as such rate is determined from time to time (such allocated amount being referred to as "BORROWER'S INTEREST"). Lender or its Depository Institution shall be entitled to report under Borrower's Federal tax identification number the Borrower's Interest on the Funds. If the Depository Institution does not have an established money market savings account (or if an interest rate for such account cannot otherwise be determined in connection with the deposit of such Funds), a comparable interest rate quoted by the Depository Institution and acceptable to Lender (or its servicer) in its reasonable discretion shall be used. The amount of Borrower's Interest allocated to Funds shall be added to the balance in the applicable Fund, and shall be disbursed for payment of the items for which the applicable Fund is to be disbursed. Any interest earned above the Borrower's Interest shall be retained by Lender as compensation for its administration and investment of such Funds.


LOAN AGREEMENT - Page 5
Fifth Avenue Apts./78416

                                    ARTICLE 3
                      INSURANCE, CONDEMNATION, AND IMPOUNDS

     SECTION 3.1 INSURANCE. Borrower shall maintain insurance as follows:

     (a) CASUALTY; BUSINESS INTERRUPTION. Borrower shall keep the Project insured against damage by fire and the other hazards covered by a standard extended coverage and all-risk insurance policy for the full insurable value thereof on a replacement cost claim recovery basis (without reduction for depreciation or co-insurance), and shall maintain such other casualty insurance as reasonably required by Lender. Lender reserves the right to require from time to time the following additional insurance: boiler and machinery; flood; earthquake/sinkhole; worker's compensation and/or building law or ordinance. Borrower shall keep the Project insured against loss by flood if the Project is located currently or at any time in the future in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994 (as such acts may from time to time be amended) in an amount at least equal to the lesser of (i) the maximum amount of the Loan or (ii) the maximum limit of coverage available under said acts. Any such flood insurance policy shall be issued in accordance with the requirements and current guidelines of the Federal Insurance Administration. Borrower shall maintain use and occupancy insurance covering, as applicable, rental income or business interruption, with coverage in an amount not less than twelve (12) months anticipated gross rental income or gross business earnings, as applicable in each case, attributable to the Project. Borrower shall not maintain any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise reasonably satisfactory to Lender in all respects. The proceeds of insurance paid on account of any damage or destruction to the Project shall be paid to Lender to be applied as provided in
Section 3.2.

     (b) LIABILITY. Borrower shall maintain (i) commercial general liability insurance with respect to the Project providing for limits of liability of not less than $5,000,000 for both injury to or death of a person and for property damage per occurrence, and (ii) other liability insurance as reasonably required by Lender.

     (c) FORM AND QUALITY. All insurance policies shall be endorsed in form and substance acceptable to Lender to name Lender as an additional insured, loss payee or mortgagee thereunder, as its interest may appear, with loss payable to Lender, without contribution, under a standard New York (or local equivalent) mortgagee clause. All such insurance policies and endorsements shall be fully paid for and contain such provisions and expiration dates and be in such form and issued by such insurance companies licensed to do business in the State, with a general company and financial size rating of "A-IX" or better as established by Best's Rating Guide and "AA" or better by Standard & Poor's Ratings Group. Each policy shall provide that such policy may not be canceled or materially changed except upon fifteen (15) days' prior written notice of intention of non-renewal, cancellation or material change to Lender and that no act or thing done by Borrower shall invalidate any policy as against Lender. Blanket policies shall be permitted only if Lender receives appropriate endorsements and/or duplicate policies containing Lender's right to continue coverage on a pro rata pass-through basis and that coverage will not be affected by any loss on other properties covered by the policies. Borrower authorizes Lender to pay the premiums for such policies (the "INSURANCE PREMIUMS") from the Tax and Insurance Escrow Fund as the same become due and payable annually in advance. If Borrower fails to deposit funds into the Tax and Insurance Escrow Fund sufficient to permit Lender to pay the premiums when due, Lender may obtain such insurance and pay the premium therefor and Borrower shall, on demand, reimburse Lender for all expenses incurred in connection therewith. Borrower shall assign the policies or proofs of insurance to Lender, in such manner and form that Lender and its successors and assigns shall at all times have and hold the same as security for the payment of the Loan. Borrower shall deliver copies of all original policies certified to Lender by the insurance company or authorized agent as being true copies, together with the endorsements required hereunder. The proceeds of insurance policies coming into the possession of Lender shall not be deemed trust funds, and Lender shall be entitled to apply such proceeds as herein provided.


LOAN AGREEMENT - Page 6
Fifth Avenue Apts./78416

     (d) ADJUSTMENTS. Borrower shall give immediate written notice of any loss to the insurance carrier and to Lender. Borrower hereby irrevocably authorizes and empowers Lender, as attorney-in-fact for Borrower coupled with an interest, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's reasonable expenses incurred in the collection of such proceeds. Nothing contained in this Section 3.1(d), however, shall require Lender to incur any expense or take any action hereunder.

     SECTION 3.2 USE AND APPLICATION OF INSURANCE PROCEEDS.

     (a) If the Project shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Borrower shall give prompt notice thereof to Lender. Following the occurrence of a Casualty, Borrower, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild the same to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with applicable law.

     (b) Lender shall apply insurance proceeds to costs of restoring the Project or to the payment of the Loan as follows:

         (i) if the loss is less than or equal to $100,000, Lender shall apply the insurance proceeds to restoration provided (A) no Event of Default or Potential Default exists, and (B) Borrower promptly commences and is diligently pursuing restoration of the Project;

         (ii) if the loss exceeds $100,000 but is not more than 25% of the replacement value of the improvements, Lender shall apply the insurance proceeds to restoration provided that (A) at all times during such restoration no Event of Default or Potential Default exists; (B) Lender determines throughout the restoration that there are sufficient funds available to restore and repair the Project to a condition approved by Lender; (C) Lender determines that the net operating income of the Project during restoration, taking into account rent loss or business interruption insurance, will be sufficient to pay Debt Service; (D) Lender determines (based on leases which will remain in effect after restoration is complete if the Project is not a multi-family project) that after restoration the ratio of net operating income to Debt Service will equal at least the ratio that existed on the Closing Date; (E) Lender determines that the ratio of the outstanding principal balance of the Loan to appraised value of the project after restoration will not exceed the loan-to-value ratio that existed on the Closing Date; (F) Lender determines that restoration and repair of the Project to a condition approved by Lender will be completed within six months after the date of loss or casualty and in any event ninety (90) days prior to the Maturity Date; (G) Borrower promptly commences and is diligently pursuing restoration of the Project; and (H) the Project after the restoration will be in compliance with and permitted under all applicable zoning, building and land use laws, rules, regulations and ordinances; and

         (iii) if the conditions set forth in (i) and (ii) above are not satisfied in Lender's reasonable discretion, Lender may apply any insurance proceeds it may receive to the payment of the Loan or allow all or a portion of such proceeds to be used for the restoration of the Project.

     (c) Insurance proceeds applied to restoration will be disbursed on receipt of reasonably satisfactory plans and specifications, contracts and subcontracts, schedules, budgets, lien waivers and architects' certificates, and otherwise in accordance with prudent commercial construction lending practices for construction loan advances (including appropriate retainages to ensure that all work is completed in a workmanlike manner).

     SECTION 3.3 CONDEMNATION AWARDS. Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding (a "CONDEMNATION") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation which affects any material improvements constructed on the Project, Borrower, regardless of


LOAN AGREEMENT - Page 7
Fifth Avenue Apts./78416
whether any award or compensation (an "AWARD") is available, shall promptly proceed to restore, repair, replace or rebuild the same to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation, all to be effected in accordance with applicable law. Lender may participate in any such proceeding and Borrower will deliver to Lender all instruments necessary or required by Lender to permit such participation. Without Lender's prior consent, Borrower (a) shall not agree to any Award, and (b) shall not take any action or fail to take any action which would cause the Award to be determined. All Awards for the taking or purchase in lieu of condemnation of the Project or any part thereof are hereby assigned to and shall be paid to Lender. Borrower authorizes Lender to collect and receive such Awards, to give proper receipts and acquittances therefor, and in Lender's sole discretion to apply the same toward the payment of the Loan, notwithstanding that the Loan may not then be due and payable, or to the restoration of the Project; provided, however, if the Award is less than or equal to $100,000 and Borrower requests that such proceeds be used for non-structural site improvements (such as landscape, driveway, walkway and parking area repairs) required to be made as a result of such condemnation, Lender will apply the Award to such restoration in accordance with disbursement procedures applicable to insurance proceeds provided there exists no Potential Default or Event of Default. Borrower, upon request by Lender, shall execute all instruments requested to confirm the assignment of the Awards to Lender, free and clear of all liens, charges or encumbrances.

     SECTION 3.4 IMPOUNDS. Borrower shall deposit with Lender, monthly, (a) one-twelfth (1/12th) of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates, and (b) one-twelfth (1/12th) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the insurance policies required by Lender upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to expiration (said amounts in (a) and (b) above hereinafter called the "TAX AND INSURANCE ESCROW FUND"). At or before the advance of the Loan, Borrower shall deposit with Lender a sum of money which together with the monthly installments will be sufficient to make each of such payments thirty (30) days prior to the date any delinquency or penalty becomes due with respect to such payments. Deposits shall be made on the basis of Lender's estimate from time to time of the charges for the current year (after giving effect to any reassessment or, at Lender's election, on the basis of the charges for the prior year, with adjustments when the charges are fixed for the then current year). All funds so deposited shall be held by Lender, with interest in the manner set forth in Section 2.4(c) hereof, and may be commingled with Lender's general funds. Borrower hereby grants to Lender a security interest in all funds so deposited with Lender for the purpose of securing the Loan. While an Event of Default exists, the funds deposited may be applied in payment of the charges for which such funds have been deposited, or to the payment of the Loan or any other charges affecting the security of Lender, as Lender may elect, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender. Borrower shall furnish Lender with bills for the charges for which such deposits are required at least thirty (30) days prior to the date on which the charges first become payable. If at any time the amount on deposit with Lender, together with amounts to be deposited by Borrower before such charges are payable, is insufficient to pay such charges, Borrower shall deposit any deficiency with Lender immediately upon demand. Lender shall pay such charges when the amount on deposit with Lender is sufficient to pay such charges and Lender has received a bill for such charges.


                                    ARTICLE 4
                              ENVIRONMENTAL MATTERS

     SECTION 4.1 CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:

     (a) "ENVIRONMENTAL LAWS" means any federal, state or local law (whether imposed by statute, ordinance, rule, regulation, administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials, including, without limitation, such laws governing or regulating (i) the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, release, discharge of, or exposure to, Hazardous Materials,
(ii) the transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of such property, or


LOAN AGREEMENT - Page 8
Fifth Avenue Apts./78416

(iii) requiring notification or disclosure of releases of Hazardous Materials or other environmental conditions whether or not in connection with a transfer of title to or interest in property.

     (b) "HAZARDOUS MATERIALS" means (i) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by-product thereof, (ii) asbestos or asbestos-containing materials, (iii) polychlorinated biphenyls
(pcbs), (iv) radon gas, (v) underground storage tanks, (vi) any explosive or radioactive substances, (vii) lead or lead-based paint, or (viii) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

     SECTION 4.2 REPRESENTATIONS AND WARRANTIES ON ENVIRONMENTAL MATTERS. To Borrower's knowledge, except as set forth in the Site Assessment, (a) no Hazardous Material is now or was formerly used, stored, generated, manufactured, installed, treated, discharged, disposed of or otherwise present at or about the Project or any property adjacent to the Project (except for cleaning and other products currently used in connection with the routine maintenance or repair of the Project in full compliance with Environmental Laws) and no Hazardous Material was removed or transported from the Project, (b) all permits, licenses, approvals and filings required by Environmental Laws have been obtained, and the use, operation and condition of the Project does not, and did not previously, violate any Environmental Laws, (c) no civil, criminal or administrative action, suit, claim, hearing, investigation or proceeding has been brought or been threatened, nor have any settlements been reached by or with any parties or any liens imposed in connection with the Project concerning Hazardous Materials or Environmental Laws; and (d) no underground storage tanks exist on any part of the Project.

     SECTION 4.3 COVENANTS ON ENVIRONMENTAL MATTERS.

     (a) Borrower shall (i) comply strictly and in all respects with applicable Environmental Laws; (ii) notify Lender immediately upon Borrower's discovery of any spill, discharge, release or presence of any Hazardous Material at, upon, under, within, contiguous to or otherwise affecting the Project; (iii) promptly remove such Hazardous Materials and remediate the Project in full compliance with Environmental Laws or as reasonably required by Lender based upon the recommendations and specifications of an independent environmental consultant approved by Lender; and (iv) promptly forward to Lender copies of all orders, notices, permits, applications or other communications and reports in connection with any spill, discharge, release or the presence of any Hazardous Material or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect the Project or Borrower.

     (b) Borrower shall not cause, shall prohibit any other Person within the control of Borrower from causing, and shall use prudent, commercially reasonable efforts to prohibit other Persons (including tenants) from (i) causing any spill, discharge or release, or the use, storage, generation, manufacture, installation, or disposal, of any Hazardous Materials at, upon, under, within or about the Project or the transportation of any Hazardous Materials to or from the Project (except for cleaning and other products used in connection with routine maintenance or repair of the Project in full compliance with Environmental Laws), (ii) installing any underground storage tanks at the Project, or (iii) conducting any activity that requires a permit or other authorization under Environmental Laws.

     (c) Borrower shall provide to Lender, at Borrower's expense promptly upon the written request of Lender from time to time, a Site Assessment or, if required by Lender, an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within the Project. Borrower shall pay the cost of no more than one such Site Assessment or update in any twelve (12)-month period, unless Lender's request for a Site Assessment is based on information provided under
Section 4.3(a), a reasonable suspicion of Hazardous Materials at or near the Project, a breach of representations under Section 4.2, or an Event of Default, in which case any such Site Assessment or update shall be at Borrower's expense.


LOAN AGREEMENT - Page 9
Fifth Avenue Apts./78416

     SECTION 4.4 ALLOCATION OF RISKS AND INDEMNITY. As between Borrower and Lender, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting the Project, shall lie solely with Borrower. Accordingly, Borrower shall bear all risks and costs associated with any loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Lender or by law. Borrower shall indemnify, defend and hold Lender and its shareholders, directors, officers, employees and agents harmless from and against all loss, liabilities, damages, claims, costs and expenses (including reasonable costs of defense and consultant fees, investigation and laboratory fees, court costs, and other litigation expenses) arising out of or associated, in any way, with (a) the non-compliance with Environmental Laws, or (b) the existence of Hazardous Materials in, on, or about the Project, (c) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous Materials; (d) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, (e) a breach of any representation, warranty or covenant contained in this Article 4, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, or (f) the imposition of any environmental lien encumbering the Project; provided, however, Borrower shall not be liable under such indemnification to the extent such loss, liability, damage, claim, cost or expense results solely from Lender's gross negligence or willful misconduct. Borrower's obligations under this Section 4.4 shall arise whether or not any governmental authority has taken or threatened any action in connection with the presence of any Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in the Site Assessment and shall continue notwithstanding the repayment of the Loan or any transfer or sale of any right, title and interest in the Project (by foreclosure, deed in lieu of foreclosure or otherwise). Additionally, if any Hazardous Materials affect or threaten to affect the Project, Lender may (but shall not be obligated to) give such notices and take such actions as it deems necessary or advisable at the expense of the Borrower in order to abate the discharge of any Hazardous Materials or remove the Hazardous Materials. Any amounts payable to Lender by reason of the application of this Section 4.4 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. The obligations and liabilities of Borrower under this Section 4.4 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or delivery of a deed in lieu of foreclosure. Notwithstanding the foregoing, provided that Borrower delivers to Lender a current Site Assessment evidencing the presence of no Hazardous Materials on the Project and no violations of any Environmental Laws with respect to the Project not more than ninety (90) days and not less than thirty (30) days prior thereto, Borrower shall not be liable under this Section 4.4 for such indemnified matters created or arising solely from events or conditions first existing after Lender's succession to title of the Project by foreclosure or acceptance of a deed in lieu of foreclosure, provided that such loss, liability, damage, claim, cost or expense does not directly or indirectly arise from or relate to any release of or exposure to any Hazardous Material (including personal injury or damage to property), noncompliance with any Environmental Laws, or remediation existing prior to Lender's succession to title of the Project.

     SECTION 4.5 NO WAIVER. Notwithstanding any provision in this Article 4 or elsewhere in the Loan Documents, or any rights or remedies granted by the Environmental Indemnity Agreement or the Loan Documents, Lender does not waive and expressly reserves all rights and benefits now or hereafter accruing to Lender under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Lender pursuant to the Environmental Indemnity Agreement or the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."


                                    ARTICLE 5
                                 LEASING MATTERS

     SECTION 5.1 REPRESENTATIONS AND WARRANTIES ON LEASES. Borrower represents and warrants to Lender with respect to leases of the Project that: (a) the rent roll delivered to Lender is true and correct in all material respects, and the leases are valid and in and full force and effect; (b) the leases (including amendments) are in writing, and to


LOAN AGREEMENT - Page 10
Fifth Avenue Apts./78416

Borrower's knowledge there are no oral agreements with respect thereto; (c) except for delinquencies shown on the rent roll delivered to Lender, neither the landlord nor any tenant is in default under any of the leases; (d) except in the normal course of business of an apartment complex, Borrower has no knowledge of any notice of termination or default with respect to any lease; (e) Borrower has not assigned or pledged any of the leases, the rents or any interests therein except to Lender; (f) no tenant or other party has an option to purchase all or any portion of the Project; (g) no tenant has the right to terminate its lease prior to expiration of the stated term of such lease; (h) no tenant has prepaid more than one month's rent in advance (except for bona fide security deposits not in excess of an amount equal to two month's rent); and (i) all existing leases are subordinate to the Mortgage either pursuant to their terms or a recorded subordination agreement.

     SECTION 5.2 STANDARD LEASE FORM; APPROVAL RIGHTS. All leases and other rental arrangements shall in all respects be approved by Lender and shall be on a standard lease form approved by Lender with no modifications (except for such modifications or extensions customarily employed in a residential apartment context or otherwise in the ordinary course of business of prudent property management as approved by Lender, which approval will not be unreasonably withheld or delayed). Such lease form shall provide that (a) the lease is subordinate to the Mortgage, and (b) the tenant shall attorn to Lender. Borrower shall hold, in trust, all tenant security deposits in a segregated account, and, to the extent required by applicable law, shall not commingle any such funds with any other funds of Borrower. Upon Lender's request, Borrower shall furnish Lender with certified copies of all leases and a statement of all tenant security deposits. Notwithstanding anything contained in the Loan Documents, Lender's approval shall not be required for future leases or lease extensions if the following conditions are satisfied: (i) there exists no Potential Default or Event of Default; (ii) the lease is on the standard lease form approved by Lender with no modifications; (iii) the lease does not conflict with any restrictive covenant affecting the Project or any other lease for space in the Project; and (iv) the effective rental rate of the lease is a market rate (except for a discount not to exceed 20% for management company employees).

     SECTION 5.3 COVENANTS. Borrower (a) shall perform the obligations which Borrower is required to perform under the leases; (b) shall enforce the obligations to be performed by the tenants; (c) shall promptly furnish to Lender any notice of default or termination received by Borrower from any tenant; (d) shall not collect any rents for more than thirty (30) days in advance of the time when the same shall become due, except for bona fide security deposits not in excess of an amount equal to two month's rent (provided that Borrower may collect advance rentals for up to two percent (2%) of the units in the Project in the ordinary course of business of prudent property management); (e) shall not enter into any ground lease or master lease of any part of the Project; (f) shall not further assign or encumber any lease; (g) shall not, except in the ordinary course of business of prudent property management practices or otherwise with Lender's prior written consent, cancel or accept surrender or termination of any lease; and (h) shall not, except with Lender's prior written consent, modify or amend any lease (except for minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices, not affecting the economic terms of the lease). Any action in violation of clauses (e), (f), (g), and (h) of this
Section 5.3 shall be void at the election of Lender.

     SECTION 5.4 TENANT ESTOPPELS. At Lender's request, Borrower shall obtain and furnish to Lender, written estoppels in form and substance reasonably satisfactory to Lender, executed by tenants under "corporate" or master leases of any part of the Project and confirming the term, rent, and other provisions and matters relating to the leases.


LOAN AGREEMENT - Page 11
Fifth Avenue Apts./78416

                                    ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

     Borrower represents, warrants and covenants to Lender that:

     SECTION 6.1 ORGANIZATION, POWER AND AUTHORITY.. Borrower and each Borrower Party (a) is duly organized, validly existing and in good standing under the laws of the state of its formation or existence, (b) is in compliance with all legal requirements applicable to doing business in the State, and (c) has the necessary governmental approvals to own and operate the Project and conduct the business now conducted or to be conducted thereon. Borrower has the full power, authority and right to execute, deliver and perform its obligations pursuant to this Loan Agreement and the other Loan Documents, and to mortgage the Project pursuant to the terms of the Mortgage and to keep and observe all of the terms of this Loan Agreement and the other Loan Documents on Borrower's part to be performed. Borrower is not a "foreign person" within the meaning of ss. 1445(f)(3) of the Internal Revenue Code.

     SECTION 6.2 VALIDITY OF LOAN DOCUMENTS. The execution, delivery and performance by Borrower and each Borrower Party of the Loan Documents: (a) are duly authorized and do not require the consent or approval of any other party or governmental authority which has not been obtained; and (b) will not violate any law or result in the imposition of any lien, charge or encumbrance upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrower and each Borrower Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

     SECTION 6.3 LIABILITIES; LITIGATION.

     (a) To Borrower's knowledge, the financial statements delivered by Borrower and each Borrower Party are true and correct in all material respects with no significant change since the date of preparation. Except as disclosed in such financial statements, there are no liabilities (fixed or contingent) affecting the Project, Borrower or any Borrower Party. Except as disclosed in such financial statements or otherwise disclosed in writing to Lender, there is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of Borrower, threatened, against the Project, Borrower or any Borrower Party which if adversely determined could have a material adverse effect on such party, the Project or the Loan.

     (b) Neither Borrower nor any Borrower Party is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither Borrower nor any Borrower Party has knowledge of any Person contemplating the filing of any such petition against it.

     SECTION 6.4 TAXES AND ASSESSMENTS. The Project is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. There are no pending or, to Borrower's best knowledge, proposed, special or other assessments for public improvements or otherwise affecting the Project, nor are there any contemplated improvements to the Project that may result in such special or other assessments.

     SECTION 6.5 OTHER AGREEMENTS; DEFAULTS. Neither Borrower nor any Borrower Party is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which might adversely affect the Project or the business, operations, or condition (financial or otherwise) of Borrower or any Borrower Party. Neither Borrower nor any Borrower Party is in violation of any agreement which violation would have an adverse effect on the Project, Borrower, or any Borrower Party or Borrower's or any Borrower Party's business, properties, or assets, operations or condition, financial or otherwise.


LOAN AGREEMENT - Page 12
Fifth Avenue Apts./78416

     SECTION 6.6 COMPLIANCE WITH LAW.

     (a) Borrower and each Borrower Party have all requisite licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease and operate the Project and carry on its business, and the Project is in compliance with all applicable legal requirements and is free of structural defects, and all building systems contained therein are in good working order, subject to ordinary wear and tear. The Project does not constitute, in whole or in part, a legally non-conforming use under applicable legal requirements;

     (b) No condemnation has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of the Project or for the relocation of roadways providing access to the Project; and

     (c) The Project has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. Except as otherwise disclosed to Lender, all public utilities necessary or convenient to the full use and enjoyment of the Project are located in the public right-of-way abutting the Project, and all such utilities are connected so as to serve the Project without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting the Project. Except as otherwise disclosed to Lender, all roads necessary for the full utilization of the Project for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities.

     SECTION 6.7 LOCATION OF BORROWER. Borrower's principal place of business and chief executive offices are located at the address stated in Section 11.1.

     SECTION 6.8 ERISA.

     (a) As of the date hereof and throughout the term of the Loan, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

     (b) As of the date hereof and throughout the term of the Loan (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

     SECTION 6.9 FORFEITURE. There has not been and shall never be committed by Borrower or any other person in occupancy of or involved with the operation or use of the Project any act or omission affording the federal government or any state or local government the right of forfeiture as against the Project or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

     SECTION 6.10 TAX FILINGS. Borrower and each Borrower Party have filed (or have obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and each Borrower Party, respectively. Borrower and each Borrower Party believe that their respective tax returns properly reflect the income and taxes of Borrower and each Borrower Party, respectively, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

     SECTION 6.11 SOLVENCY. Giving effect to the Loan, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its Debts as such Debts become absolute and matured, Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry


LOAN AGREEMENT - Page 13
Fifth Avenue Apts./78416
out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debts as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Except as expressly disclosed to Lender in writing, no petition in bankruptcy has been filed against Borrower or any Borrower Party in the last seven (7) years, and neither Borrower or any Borrower Party in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors.

     SECTION 6.12 FULL AND ACCURATE DISCLOSURE. No statement of fact made by or on behalf of Borrower or any Borrower Party in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, the Project or the business, operations or condition (financial or otherwise) of Borrower or any Borrower Party.

     SECTION 6.13 FLOOD ZONE. No portion of the improvements comprising the Project is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1994, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.1 hereof.

     SECTION 6.14 SINGLE PURPOSE ENTITY/SEPARATENESS. Borrower represents, warrants and covenants as follows:

     (a) Borrower does not own and will not own any asset or property other than
(i) the Project, and (ii) incidental personal property necessary for the ownership or operation of the Project.

     (b) Borrower will not engage in any business other than the ownership, management and operation of the Project and Borrower will conduct and operate its business as presently conducted and operated.

     (c) Borrower will not enter into any contract or agreement with any Affiliate of the Borrower, any constituent party of Borrower, or any Affiliate of any constituent party, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

     (d) Borrower has not incurred and will not incur any Debt other than (i) the Loan, (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances, provided such debt is not evidenced by a note and is paid when due, and (iii) Debt incurred in the financing of equipment and other personal property used on the Project. No indebtedness other than the Loan may be secured (subordinate or pari passu) by the Project.

     (e) Borrower has not made and will not make any loans or advances to any third party (including any affiliate or constituent party or any affiliate of any constituent party), and shall not acquire obligations or securities of its affiliates or any constituent party.

     (f) Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its own funds and assets as the same shall become due.

     (g) Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Borrower will not, nor will Borrower permit any constituent party to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws,


LOAN AGREEMENT - Page 14
Fifth Avenue Apts./78416
operating agreement, trust or other organizational documents of Borrower or such constituent party without the prior written consent of Lender.

     (h) Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates and any constituent party and Borrower will file its own tax returns. Borrower shall maintain its books, records, resolutions and agreements as official records.

     (i) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower, any constituent party of Borrower, or any Affiliate of any constituent party), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize a separate telephone number, if any, and separate stationery, invoices and checks.

     (j) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

     (k) Neither Borrower nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of the Borrower.

     (l) Borrower will not commingle the funds and other assets of Borrower with those of any Affiliate or constituent party, or any Affiliate of any constituent party, or any other person.

     (m) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party, or any Affiliate of any constituent party, or any other person.

     (n) Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other person.


                                    ARTICLE 7
                               FINANCIAL REPORTING

     SECTION 7.1 FINANCIAL STATEMENTS.

     (a) MONTHLY REPORTS. During the first twelve (12) months of the term of the Loan, Borrower shall furnish to Lender within fifteen (15) days after the end of each calendar month, a detailed operating statement (showing monthly activity and year-to-date) stating operating revenues, operating expenses, operating income and net cash flow for the calendar month just ended.

     (b) QUARTERLY REPORTS. Within forty-five (45) days after the end of each calendar quarter, Borrower shall furnish to Lender a detailed operating statement (showing quarterly activity and year-to-date) stating operating revenues, operating expenses, operating income and net cash flow for the calendar quarter just ended.

     (c) ANNUAL REPORTS. Within ninety (90) days after the end of each fiscal year of Borrower's operation of the Project, Borrower shall furnish to Lender a current (as of the end of such fiscal year) balance sheet, a detailed operating statement stating operating revenues, operating expenses, operating income and net cash flow for each of Borrower and the Project, and, if required by Lender, prepared on a review basis and certified by an independent public accountant reasonably satisfactory to Lender.


LOAN AGREEMENT - Page 15
Fifth Avenue Apts./78416

     (d) CERTIFICATION; SUPPORTING DOCUMENTATION. Each such financial statement shall be in scope and detail reasonably satisfactory to Lender and certified by the chief financial representative of Borrower.

     SECTION 7.2 ACCOUNTING PRINCIPLES. All financial statements shall be prepared in accordance with generally accepted accounting principles in the United States of America in effect on the date so indicated and consistently applied (or such other accounting basis reasonably acceptable for Lender).

     SECTION 7.3 OTHER INFORMATION; ACCESS. Borrower shall deliver to Lender such additional information regarding Borrower, its subsidiaries, its business, any Borrower Party, and the Project within 30 days after Lender's request therefor. Borrower shall permit Lender to examine such records, books and papers of Borrower which reflect upon its financial condition and the income and expenses of the Project.

     SECTION 7.4 ANNUAL BUDGET. At least thirty (30) days prior to the commencement of each fiscal year, Borrower will provide to Lender its proposed annual operating and capital improvements budget for such fiscal year for review and approval by Lender.


                                    ARTICLE 8
                                    COVENANTS

     Borrower covenants and agrees with Lender as follows:

     SECTION 8.1 DUE ON SALE AND ENCUMBRANCE; TRANSFERS OF INTERESTS. Without the prior written consent of Lender which consent shall not be unreasonably withheld, denied or conditioned, neither Borrower nor any other Person having an ownership or beneficial interest in Borrower shall sell, transfer, convey, mortgage, pledge, or assign any interest in the Project or any part thereof or further encumber, alienate, grant a Lien or grant any other interest in the Project or any part thereof, whether voluntarily or involuntarily, in violation of the covenants and conditions set forth in the Mortgage.

     SECTION 8.2 TAXES; UTILITY CHARGES. Except to the extent sums sufficient to pay all Taxes (defined herein) have been previously deposited with Lender as part of the Tax and Insurance Escrow Fund and subject to Borrower's right to contest in accordance with Section 11.8 hereof, Borrower shall pay before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement to defer, any real estate taxes and assessments, franchise taxes and charges, and other governmental charges (the "TAXES") that may become a Lien upon the Project or become payable during the term of the Loan. Borrower's compliance with Section 3.4 of this Agreement relating to impounds for Taxes shall, with respect to payment of such Taxes, be deemed compliance with this
Section 8.2. Borrower shall not suffer or permit the joint assessment of the Project with any other real property constituting a separate tax lot or with any other real or personal property. Borrower shall promptly pay for all utility services provided to the Project.

     SECTION 8.3 CONTROL; MANAGEMENT. There shall be no change in the day-to-day control and management of Borrower or Borrower's general partner or managing member without the prior written consent of Lender except for limited partners right to replace a general partner as provided in the limited partnership agreement of Borrower with a general partner reasonably approved by Lender. Borrower shall not terminate, replace or appoint any manager or terminate or amend the management agreement for the Project without Lender's prior written approval, which approval shall not be unreasonably withheld. Any change in ownership or control of the manager shall be cause for Lender to re-approve such manager and management agreement. Each manager shall hold and maintain all necessary licenses, certifications and permits required by law. Borrower shall fully perform all of its covenants, agreements and obligations under the management agreement. The management fee payable under the management agreement shall not exceed five percent (5%) of rental collections.



LOAN AGREEMENT - Page 16
Fifth Avenue Apts./78416

     SECTION 8.4 OPERATION; MAINTENANCE; INSPECTION. Borrower shall observe and comply with all legal requirements applicable to the ownership, use and operation of the Project. Borrower shall maintain the Project in good condition and promptly repair any damage or casualty. Borrower shall permit Lender and its agents, representatives and employees, upon reasonable prior notice to Borrower, to inspect the Project and conduct such environmental and engineering studies as Lender may require, provided such inspections and studies do not materially interfere with the use and operation of the Project.

     SECTION 8.5 TAXES ON SECURITY. Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note or the Liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Lender. If there shall be enacted any law (a) deducting the Loan from the value of the Project for the purpose of taxation, (b) affecting any Lien on the Project, or (c) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall promptly pay to Lender, on demand, all taxes, costs and charges for which Lender is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loan usurious, then instead of collecting such payment, Lender may declare all amounts owing under the Loan Documents to be immediately due and payable.

     SECTION 8.6 LEGAL EXISTENCE; NAME, ETC. Borrower shall preserve and keep in full force and effect its entity status, franchises, rights and privileges under the laws of the state of its formation, and all qualifications, licenses and permits applicable to the ownership, use and operation of the Project. Neither Borrower nor any general partner or managing member of Borrower shall wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person, or permit any subsidiary or Affiliate of Borrower to do so. Borrower shall not change its name, identity, or organizational structure, or the location of its chief executive office or principal place of business unless Borrower (a) shall have obtained the prior written consent of Lender to such change, and (b) shall have taken all actions necessary or requested by Lender to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents.

     SECTION 8.7 FURTHER ASSURANCES. Borrower shall promptly (a) cure any defects in the execution and delivery of the Loan Documents and the Environmental Indemnity Agreement, and (b) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as Lender may reasonably request to further evidence and more fully describe the collateral for the Loan, to correct any omissions in the Loan Documents, to perfect, protect or preserve any liens created under any of the Loan Documents and the Environmental Indemnity Agreement, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith. Borrower grants Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender under the Loan Documents and the Environmental Indemnity Agreement, at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 8.7.

     SECTION 8.8 ESTOPPEL CERTIFICATES. Borrower, within ten (10) days after request, shall furnish to Lender a written statement, duly acknowledged, setting forth the amount due on the Loan, the terms of payment of the Loan, the date to which interest has been paid, whether any offsets or defenses exist against the Loan and, if any are alleged to exist, the nature thereof in detail, and such other matters as Lender reasonably may request.

     SECTION 8.9 NOTICE OF CERTAIN EVENTS. Borrower shall promptly notify Lender of (a) any Potential Default or Event of Default, together with a detailed statement of the steps being taken to cure such Potential Default or Event of Default; (b) any notice of default received by Borrower under other obligations relating to the Project or otherwise material to Borrower's business; and (c) any threatened or pending legal, judicial or regulatory proceedings, including any dispute between Borrower and any governmental authority, affecting Borrower or the Project.


LOAN AGREEMENT - Page 17
Fifth Avenue Apts./78416

     SECTION 8.10 INDEMNIFICATION. Borrower shall protect, defend, indemnify and save harmless Lender its shareholders, directors, officers, employees and agents from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lender by reason of (a) ownership of the Mortgage, the Project or any interest therein or receipt of any rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Project or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Project or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) performance of any labor or services or the furnishing of any materials or other property in respect of the Project or any part thereof; and (e) the failure of any Person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Agreement, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Agreement is made. Any amounts payable to Lender by reason of the application of this section shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.

     SECTION 8.11 COOPERATION. Borrower acknowledges that Lender and its successors and assigns may upon providing written notice to Borrower in connection therewith (a) sell this Agreement, the Mortgage, the Note, the other Loan Documents, and the Environmental Indemnity Agreement, and any and all servicing rights thereto to one or more investors as a whole loan, (b) participate the Loan to one or more investors, (c) deposit this Agreement, the Note, other Loan Documents, and the Environmental Indemnity Agreement with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter each referred to as "SECONDARY MARKET TRANSACTION"). Borrower shall cooperate with Lender in effecting any such Secondary Market Transaction and shall cooperate to implement all requirements imposed by any Rating Agency involved in any Secondary Market Transaction. Borrower shall provide such information, legal opinions and documents relating to the Borrower, the Project and any tenants of the Project as Lender may reasonably request in connection with such Secondary Market Transaction at no third-party professional expense unless otherwise required by the Loan Documents. In addition, Borrower shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan and the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided by Borrower to Lender may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus various investors may also see some or all of the information. Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Borrower and Borrower indemnifies Lender as to any losses, claims, damages or liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such information or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information, or in light of the circumstances under which they were made, not misleading.

     SECTION 8.12 PAYMENT FOR LABOR AND MATERIALS. Subject to Borrower's right to contest in accordance with Section 11.8 hereof, Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Project and never permit to exist beyond the due date thereof in respect of the Project or any part thereof any Lien, even though inferior to the Liens hereof, and in any event never permit to be created or exist in respect of the Project or any part thereof any other or additional Lien other than the Liens hereof, except for the Permitted Encumbrances (defined in the Mortgage).


LOAN AGREEMENT - Page 18
Fifth Avenue Apts./78416

                                    ARTICLE 9
                                EVENTS OF DEFAULT

     Each of the following shall constitute an Event of Default under the Loan:

     SECTION 9.1 PAYMENTS. Borrower's failure to pay any regularly scheduled installment of principal, interest or other amount due under the Loan Documents within five (5) days of (and including) the date when due, or Borrower's failure to pay the Loan at the Maturity Date, whether by acceleration or otherwise.

     SECTION 9.2 INSURANCE. Borrower's failure to maintain insurance as required under Section 3.1 of this Agreement.

     SECTION 9.3 SALE, ENCUMBRANCE, ETC. The sale, transfer, conveyance, pledge, mortgage or assignment of any part or all of the Project, or any interest therein, or of any interest in Borrower, in violation of the Mortgage.

     SECTION 9.4 COVENANTS. Borrower's failure to perform or observe any of the agreements and covenants contained in this Agreement or in any of the other Loan Documents (other than payments under Section 9.1, insurance requirements under Section 9.2, transfers and encumbrances under Section 9.3, and the Events of Default described in Sections 9.7 and 9.8 below), and the continuance of such failure for ten (10) days after notice by Lender to Borrower; however, subject to any shorter period for curing any failure by Borrower as specified in any of the other Loan Documents, Borrower shall have an additional sixty (60) days to cure such failure if (a) such failure does not involve the failure to make payments on a monetary obligation; (b) such failure cannot reasonably be cured within ten (10) days; (c) Borrower is diligently undertaking to cure such default; and (d) Borrower has provided Lender with security reasonably satisfactory to Lender against any interruption of payment or impairment of collateral as a result of such continuing failure.

     SECTION 9.5 REPRESENTATIONS AND WARRANTIES. Any representation or warranty made in any Loan Document proves to be untrue in any material respect when made or deemed made.

     SECTION 9.6 OTHER ENCUMBRANCES. Any default under any document or instrument, other than the Loan Documents, evidencing or creating a Lien on the Project or any part thereof, not cured within any applicable grace or cure period therein.

     SECTION 9.7 INVOLUNTARY BANKRUPTCY OR OTHER PROCEEDING. Commencement of an involuntary case or other proceeding against Borrower, any Borrower Party or any other Person having an ownership or security interest in the Project (each, a "BANKRUPTCY PARTY") which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Federal Bankruptcy Code.

     SECTION 9.8 VOLUNTARY PETITIONS, ETC. Commencement by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing.


LOAN AGREEMENT - Page 19
Fifth Avenue Apts./78416

                                   ARTICLE 10
                                    REMEDIES

     SECTION 10.1 REMEDIES - INSOLVENCY EVENTS. Upon the occurrence of any Event of Default described in Section 9.7 or 9.8, all amounts due under the Loan Documents immediately shall become due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower; however, if the Bankruptcy Party under
Section 9.7 or 9.8 is other than Borrower, then all amounts due under the Loan Documents shall become immediately due and payable at Lender's election, in Lender's sole discretion.

     SECTION 10.2 REMEDIES - OTHER EVENTS. Except as set forth in Section 10.1 above, while any Event of Default exists, Lender may (a) declare the entire Loan to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrower, and (b) exercise all rights and remedies therefor under the Loan Documents and at law or in equity.

     SECTION 10.3 LENDER'S RIGHT TO PERFORM THE OBLIGATIONS. If Borrower shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Lender may have because of such Event of Default, Lender may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and shall have the right to enter upon the Project for such purpose and to take all such action thereon and with respect to the Project as it may deem necessary or appropriate. If Lender shall elect to pay any sum due with reference to the Project, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Borrower shall indemnify Lender for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Lender pursuant to the provisions of this Section 10.3. All sums paid by Lender pursuant to this
Section 10.3, and all other sums expended by Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loan, shall be secured by the Loan Documents and shall be paid by Borrower to Lender upon demand.

                                   ARTICLE 11
                                  MISCELLANEOUS

     SECTION 11.1 NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this
Section 11.1). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

     If to Borrower:         S/M Real Estate Fund VII, Ltd.
                             5520 LBJ Freeway, Suite 500
                             Dallas, Texas 75240
                             Attention: Richard E. Hoffmann
                             Telecopy:  (972) 404-7154


LOAN AGREEMENT - Page 20
Fifth Avenue Apts./78416
     with a copy to:         Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
                             2001 Ross Avenue, Suite 3000
                             Dallas, Texas  75201
                             Attention: Mark Sloan, Esq.
                             Telecopy: (214) 849-5599

     If to Lender:           General Electric Capital Corporation
                             c/o GE Capital Loan Services, Inc.
                             363 North Sam Houston Parkway East, Suite 1200
                             Houston, Texas 77060
                             Attention: Portfolio Manager/Access Program
                             Telecopy: (281) 405-7132

     with a copy to:         General Electric Capital Corporation
                             13355 Noel Road, Suite 2000
                             One Galleria Tower, LB54
                             Dallas, Texas 75240
                             Attention: David R. Martindale
                             Telecopy: (972) 960-1365

Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first Business Day after deposit with an overnight air courier service, or (c) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Borrower, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

     SECTION 11.2 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of the Environmental Indemnity Agreement and the Loan Documents shall be effective unless in writing and signed by the party against whom enforcement is sought.

     SECTION 11.3 LIMITATION ON INTEREST. It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrower and Lender with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loan would be usurious under applicable law (including the laws of the State and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan Documents: (a) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note by the holder thereof; and (b) if maturity is accelerated by reason of an election by Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Note. The terms and provisions of this Section 11.3 shall control and supersede every other provision of the Loan Documents. The Loan Documents


LOAN AGREEMENT - Page 21
Fifth Avenue Apts./78416
are contracts made under and shall be construed in accordance with and governed by the laws of the State, except that if at any time the laws of the United States of America permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents.

     SECTION 11.4 INVALID PROVISIONS. If any provision of any Loan Document or the Environmental Indemnity Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Environmental Indemnity Agreement and the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Environmental Indemnity Agreement and such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

     SECTION 11.5 REIMBURSEMENT OF EXPENSES. Borrower shall pay all reasonable and customary expenses incurred by Lender in connection with the Loan, including reasonable fees and expenses of Lender's attorneys, environmental, engineering and other consultants, and fees, charges or taxes for the recording or filing of Loan Documents. Borrower shall pay all expenses of Lender in connection with the administration of the Loan, including audit costs, inspection fees, settlement of condemnation and casualty awards, and premiums for title insurance and endorsements thereto. Borrower shall, upon request, promptly reimburse Lender for all amounts expended, advanced or incurred by Lender to collect the Note, or to enforce the rights of Lender under this Agreement, the Environmental Indemnity Agreement, or any Loan Document, or to defend or assert the rights and claims of Lender under the Environmental Indemnity Agreement or the Loan Documents or with respect to the Project (by litigation or other proceedings), which amounts will include all court costs, reasonable attorneys' fees and expenses, fees of auditors and accountants, and investigation expenses as may be incurred by Lender in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Lender, all of which shall constitute part of the Loan and shall be secured by the Loan Documents.

     SECTION 11.6 APPROVALS; THIRD PARTIES; CONDITIONS. All approval rights retained or exercised by Lender with respect to leases, contracts, plans, studies and other matters are solely to facilitate Lender's credit underwriting, and shall not be deemed or construed as a determination that Lender has passed on the adequacy thereof for any other purpose and may not be relied upon by Borrower or any other Person. This Agreement is for the sole and exclusive use of Lender and Borrower and may not be enforced, nor relied upon, by any Person other than Lender and Borrower. All conditions of the obligations of Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Lender, its successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time in Lender's sole discretion.

     SECTION 11.7 LENDER NOT IN CONTROL; NO PARTNERSHIP. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs or management of Borrower, the power of Lender being limited to the rights to exercise the remedies referred to in the Environmental Indemnity Agreement or the Loan Documents. The relationship between Borrower and Lender is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Environmental Indemnity Agreement or the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Lender and Borrower or to create an equity in the Project in Lender. Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other person with respect to the Project or the Loan, except as expressly provided in the Environmental Indemnity Agreement


LOAN AGREEMENT - Page 22
Fifth Avenue Apts./78416
and the Loan Documents; and notwithstanding any other provision of the Environmental Indemnity Agreement or the Loan Documents: (a) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its stockholders, members, or partners and Lender does not intend to ever assume such status; (b) Lender shall in no event be liable for any Debts, expenses or losses incurred or sustained by Borrower; and (c) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its stockholders, members, or partners. Lender and Borrower disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between Lender and Borrower, or to create an equity in the Project in Lender, or any sharing of liabilities, losses, costs or expenses.

     SECTION 11.8 CONTEST OF CERTAIN CLAIMS. Borrower may contest the validity of Taxes or any mechanic's or materialman's lien asserted against the Project so long as (a) Borrower notifies Lender that it intends to contest such Taxes or liens, as applicable, (b) Borrower provides Lender with an indemnity, bond or other security reasonably satisfactory to Lender assuring the discharge of Borrower's obligations for such Taxes or liens, as applicable, including interest and penalties, (c) Borrower is diligently contesting the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the tenth (10th) day preceding the earlier to occur of the Maturity Date or the date on which the Project is scheduled to be sold for non-payment, (d) Borrower promptly upon final determination thereof pays the amount of any such Taxes or liens, as applicable, together with all costs, interest and penalties which may be payable in connection therewith, and (e) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay any such Taxes or liens, as applicable, notwithstanding such contest if, in the opinion of Lender, the Project or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, canceled or lost. Lender may pay over any cash deposit or part thereof to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established.

     SECTION 11.9 TIME OF THE ESSENCE. Time is of the essence with respect to this Agreement.

     SECTION 11.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, provided that neither Borrower nor any other Borrower Party shall, without the prior written consent of Lender, assign any rights, duties or obligations hereunder.

     SECTION 11.11 RENEWAL, EXTENSION OR REARRANGEMENT. All provisions of the Environmental Indemnity Agreement and the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loan.

     SECTION 11.12 WAIVERS. No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under the Environmental Indemnity Agreement and any of the Loan Documents, shall operate as a waiver thereof.

     SECTION 11.13 CUMULATIVE RIGHTS; JOINT AND SEVERAL LIABILITY. Rights and remedies of Lender under the Environmental Indemnity Agreement and the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy. If more than one person or entity has executed this Agreement as "Borrower," the obligations of all such persons or entities hereunder shall be joint and several.

     SECTION 11.14 SINGULAR AND PLURAL. Words used in this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement shall apply to such words when used in the plural where the context so permits and vice versa.


LOAN AGREEMENT - Page 23
Fifth Avenue Apts./78416

     SECTION 11.15 PHRASES. Except as otherwise expressly provided herein, when used in this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement, the phrase "including" shall mean "including, but not limited to," the phrase "satisfactory to Lender" shall mean "in form and substance satisfactory to Lender in all respects," the phrase "with Lender's consent" or "with Lender's approval" shall mean such consent or approval at Lender's sole discretion, and the phrase "acceptable to Lender" shall mean "acceptable to Lender at Lender's sole discretion."

     SECTION 11.16 EXHIBITS AND SCHEDULES. The exhibits and schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

     SECTION 11.17 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     SECTION 11.18 PROMOTIONAL MATERIAL. Borrower authorizes Lender to issue press releases, advertisements and other promotional materials in connection with Lender's own promotional and marketing activities, including in connection with a Secondary Market Transaction, and such materials may describe the Loan in general terms or in detail and Lender's participation therein in the Loan. All references to Lender contained in any press release, advertisement or promotional material issued by Borrower shall be approved in writing by Lender in advance of issuance.

     SECTION 11.19 SURVIVAL. All of the representations, warranties, covenants, and indemnities hereunder (including environmental matters under Article 4), under the indemnification provisions of the other Loan Documents and under the Environmental Indemnity Agreement, shall survive the repayment in full of the Loan and the release of the liens evidencing or securing the Loan, and shall survive the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Project to any party, whether or not an Affiliate of Borrower.

     SECTION 11.20 WAIVER OF JURY TRIAL. To the maximum extent permitted by law, Borrower and Lender hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Agreement, any other Loan Document, or the Environmental Indemnity Agreement, or any course of conduct, course of dealing, statement (whether verbal or written) or action of either party or any exercise by any party of their respective rights under the Loan Documents and the Environmental Indemnity Agreement or in any way relating to the Loan or the Project (including, without limitation, any action to rescind or cancel this Agreement, and any claim or defense asserting that this Agreement was fraudulently induced or is otherwise void or voidable). This waiver is a material inducement for Lender to enter this Agreement.

     SECTION 11.21 WAIVER OF PUNITIVE OR CONSEQUENTIAL DAMAGES. Neither Lender nor Borrower shall be responsible or liable to the other or to any other Person for any punitive, exemplary or consequential damages which may be alleged as a result of the Loan or the transaction contemplated hereby, including any breach or other default by any party hereto.

     SECTION 11.22 GOVERNING LAW. The Loan Documents and the Environmental Indemnity Agreement shall be governed by and construed in accordance with the laws of the State and the applicable laws of the United States of America.

     SECTION 11.23 ENTIRE AGREEMENT. This Agreement, the other Loan Documents and the Environmental Indemnity Agreement embody the entire agreement and understanding between Lender and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents and the Environmental Indemnity Agreement may not be contradicted by evidence


LOAN AGREEMENT - Page 24
Fifth Avenue Apts./78416
of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. If any conflict or inconsistency exists between the Commitment and this Agreement, any of the other Loan Documents, or the Environmental Indemnity Agreement, the terms of this Agreement, the other Loan Documents, and the Environmental Indemnity Agreement shall control.

     SECTION 11.24 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

                                   ARTICLE 12
                            LIMITATIONS ON LIABILITY

     SECTION 12.1 LIMITATION ON LIABILITY. Except as provided below, Borrower shall not be personally liable for amounts due under the Loan Documents. Borrower shall be personally liable to Lender for any deficiency, loss or damage suffered by Lender because of: (a) Borrower's commission of a criminal act; (b) the failure to comply with provisions of the Loan Documents prohibiting the sale, transfer or encumbrance of the Project, any other collateral, or any direct or indirect ownership interest in Borrower; (c) the misapplication by Borrower or any Borrower Party of any funds derived from the Project, including security deposits, insurance proceeds and condemnation awards in violation of this Agreement or any of the other Loan Documents; (d) the fraud or misrepresentation by Borrower or any Borrower Party made in or in connection with the Loan Documents or the Loan; (e) Borrower's collection of rents more than one month in advance or entering into or modifying leases, or receipt of monies by Borrower or any Borrower Party in connection with the modification of any leases, in violation of this Agreement or any of the other Loan Documents;
(f) Borrower's failure to apply proceeds of rents or any other payments in respect of the leases and other income of the Project or any other collateral when received to the costs of maintenance and operation of the Project and to the payment of taxes, lien claims, insurance premiums, Debt Service, the Funds, and other amounts due under the Loan Documents to the extent the Loan Documents require such proceeds to be then so applied; (g) Borrower's interference with Lender's exercise of rights under the Assignment of Leases and Rents; (h) Borrower's failure to maintain insurance as required by this Agreement; (i) damage or destruction to the Project caused by the acts or omissions of Borrower, its agents, employees, or contractors; (j) Borrower's obligations with respect to environmental matters under Article 4; (k) Borrower's failure to pay for any loss, liability or expense (including attorneys' fees) incurred by Lender arising out of any claim or allegation made by Borrower, its successors or assigns, or any creditor of Borrower, that this Agreement or the transactions contemplated by the Loan Documents and the Environmental Indemnity Agreement establishes a joint venture, partnership or other similar arrangement between Borrower and Lender; or (l) any brokerage commission or finder's fees claimed in connection with the transactions contemplated by the Loan Documents. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code, to file a claim for the full amount due to Lender under the Loan Documents or to require that all collateral shall continue to secure the amounts due under the Loan Documents.

     SECTION 12.2 LIMITATION ON LIABILITY OF LENDER'S OFFICERS, EMPLOYEES, ETC. Any obligation or liability whatsoever of Lender which may arise at any time under this Agreement, any other Loan Document, or the Environmental Indemnity Agreement shall be satisfied, if at all, out of the Lender's assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Lender's shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.


LOAN AGREEMENT - Page 25
Fifth Avenue Apts./78416

     EXECUTED as of the date first written above.


LENDER:                     GENERAL ELECTRIC CAPITAL CORPORATION,
                            a New York corporation


                            By: /s/ DAVID R. MARTINDALE
                               ------------------------------------------------
                               David R. Martindale, Authorized Signatory




BORROWER:                   S/M REAL ESTATE FUND VII, LTD.
                            a Texas limited partnership

                            By: SM7 APARTMENT INVESTORS INC.,
                                a Texas corporation, Authorized General Partner


                                By: /s/ RICHARD E. HOFFMANN
                                   --------------------------------------------
                                   Richard E. Hoffmann, President


LOAN AGREEMENT - Page 26
Fifth Avenue Apts./78416

                                     JOINDER


     By executing this Joinder (the "JOINDER"), the undersigned ("JOINDER PARTIES") jointly and severally guaranty the performance by Borrower of all obligations and liabilities for which Borrower is personally liable under
Section 12.1 of this Agreement. This Joinder is a guaranty of full and complete payment and performance and not of collectability.

     1. WAIVERS. To the fullest extent permitted by applicable law, each Joinder Party waives all rights and defenses of sureties, guarantors, accommodation parties and/or co-makers and agrees that its obligations under this Joinder shall be primary, absolute and unconditional, and that its obligations under this Joinder shall be unaffected by any of such rights or defenses, including:

          (a) the unenforceability of any Loan Document against Borrower and/or any other Joinder Party;

          (b) any release or other action or inaction taken by Lender with respect to the collateral, the Loan, Borrower and/or other Joinder Party, whether or not the same may impair or destroy any subrogation rights of any Joinder Party, or constitute a legal or equitable discharge of any surety or indemnitor;

          (c) the existence of any collateral or other security for the Loan, and any requirement that Lender pursue any of such collateral or other security, or pursue any remedies it may have against Borrower and/or any other Joinder Party;

          (d) any requirement that Lender provide notice to or obtain a Joinder Party's consent to any modification, increase, extension or other amendment of the Loan, including the guaranteed obligations;

          (e) any right of subrogation (until payment in full of the Loan, including the guaranteed obligations, and the expiration of any applicable preference period and statute of limitations for fraudulent conveyance claims);

          (f)  any defense based on any statute of limitations;

          (g) any payment by Borrower to Lender if such payment is held to be a preference or fraudulent conveyance under bankruptcy laws or Lender is otherwise required to refund such payment to Borrower or any other party; and

          (h) any voluntary or involuntary bankruptcy, receivership, insolvency, reorganization or similar proceeding affecting Borrower or any of its assets.

     2. AGREEMENTS. Each Joinder Party further represents, warrants and agrees that:

          (a) The obligations under this Joinder are enforceable against each such party and are not subject to any defenses, offsets or counterclaims;

          (b) The provisions of this Joinder are for the benefit of Lender and its successors and assigns;

          (c) Lender shall have the right to (i) renew, modify, extend or accelerate the Loan, (ii) pursue some or all of its remedies against Borrower or any Joinder Party, (iii) add, release or substitute any collateral for the Loan or party obligated thereunder, and (iv) release Borrower or any Joinder Party from liability, all without notice to or consent of any Joinder Party (or other Joinder Party) and without affecting the obligations of any Joinder Party (or other Joinder Party) hereunder;


JOINDER - Page 1
Fifth Avenue Apts./78416

          (d) Each Joinder Party covenants and agrees to furnish to Lender, within ninety (90) days after the end of each fiscal year of such Joinder Party, a current (as of the end of such fiscal year) balance sheet of such Joinder Party, in scope and detail reasonably satisfactory to Lender, certified by the chief financial representative of such Joinder Party and, if required by Lender, prepared on a review basis and certified by an independent public accountant reasonably satisfactory to Lender; and

          (e) To the maximum extent permitted by law, each Joinder Party hereby knowingly, voluntarily and intentionally waives the right to a trial by jury in respect of any litigation based hereon. This waiver is a material inducement to Lender to enter into this Agreement.

     This Joinder shall be governed by the laws of the State.

     Executed as of December 3, 1998.



     JOINDER PARTIES:                     SM7 APARTMENT INVESTORS, INC.,
                                          a Texas corporation


                                          By: /s/ RICHARD E. HOFFMANN
                                             -----------------------------------
                                             Richard E. Hoffmann, President


                                          CROZIER PARTNERS VII, LTD.,
                                          a Texas limited partnership

                                          By: ANTERRA PROPERTY INVESTORS
                                              VII, INC., a Texas corporation,
                                              General Partner

                                              By: /s/ RICHARD E. HOFFMANN
                                                 -------------------------------
                                                 Richard E. Hoffmann, President


JOINDER - Page 2
Fifth Avenue Apts./78416

                                    EXHIBIT A

                                LEGAL DESCRIPTION

LOT 2, BLOCK 1, NEW CITY BLOCK 17151, LOS CEDROS SUBDIVISION, CITY OF SAN ANTONIO, BEXAR COUNTY, TEXAS ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 9300, PAGE 233, DEED AND PLAT RECORDS, BEXAR COUNTY, TEXAS.

                                   SCHEDULE I

                                   DEFEASANCE


     1. In accordance with Section 2.3 of the Loan Agreement, Borrower may obtain the release of the Project from the lien of the Mortgage upon the satisfaction of the following conditions precedent:

        (a) not less than thirty (30) days prior written notice to Lender specifying a regularly scheduled payment date (the "RELEASE DATE ") on which the Defeasance Deposit (hereinafter defined) is to be made;

        (b) the payment to Lender of interest accrued and unpaid on the principal balance of the Note to and including the Release Date;

        (c) the payment to Lender of all other sums, not including scheduled interest or principal payments, due under the Note, the Mortgage, the Assignment of Leases and Rents, and the other Loan Documents;

        (d) the payment to Lender of the Defeasance Deposit;

        (e) the delivery by Borrower to Lender of:

            i) a security agreement in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations (hereinafter defined) purchased on behalf of Borrower with the Defeasance Deposit in accordance with this provision of this Schedule I (the "SECURITY AGREEMENT");

            ii) a release of the Project from the lien of the Mortgage (for execution by Lender) in a form appropriate for the jurisdiction in which the Project is located;

            iii) an officer's certificate of Borrower certifying that the requirements set forth in this paragraph (e) have been satisfied;

            iv) an opinion of counsel for Borrower in form satisfactory to Lender stating, among other things, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations purchased by Lender on behalf of Borrower;

            v) evidence in writing from the applicable Rating Agencies to the effect that such release will not result in a re-qualification, reduction or withdrawal of any rating in effect immediately prior to such defeasance for any securities issued in connection with a Secondary Market Transaction; and

            vi) such other certificates, documents or instruments as Lender may reasonably request.

        (f) if the Loan has been sold in a Secondary Market Transaction, Lender shall have received an opinion of counsel acceptable to Lender in form satisfactory to Lender stating, among other things, that the substitution of collateral shall not cause the holder of the Loan to fail to maintain its status as a real estate mortgage investment conduit; and

        (g) Lender shall have received a certificate from an independent certified public accountant acceptable to Lender, in form and substance satisfactory to Lender, certifying that the U.S. Obligations purchased with the Defeasance Deposit will generate sufficient sums to satisfy the obligations of Borrower under the Note as and when such obligations become due.

In connection with the conditions set forth in paragraph 1(e) above, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Release Date upon which interest and principal payments are required under the Note (including the amounts due on the Maturity Date) and in amounts equal to the scheduled payments due on such dates under the Note (the "SCHEDULED DEFEASANCE PAYMENTS"). Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to Lender and applied to satisfy the obligations of Borrower under the Note.

     2. Upon compliance with the requirements of this Schedule I, the Project shall be released from the lien of the Mortgage and the pledged U.S. Obligations shall be the sole source of collateral securing the Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by the preceding paragraph and to otherwise satisfy the Borrower's obligations under this Schedule I shall be remitted to Borrower with the release of the Project from the lien of the Mortgage. In connection with such release, Lender shall establish or designate a successor entity (the "SUCCESSOR BORROWER") and Borrower shall transfer and assign all obligations, rights and duties under and to the Note together with the pledged U.S. Obligations to such Successor Borrower. The obligation of Lender to establish or designate a Successor Borrower shall be retained by Lender notwithstanding the sale or transfer of the Mortgage unless such obligation is specifically assumed by the transferee. Such Successor Borrower shall assume the obligations under the Note and the Security Agreement and Borrower shall be relieved of its obligations thereunder. Borrower shall pay $1,000.00 to any such Successor Borrower as consideration for assuming the obligations under the Note and the Security Agreement. Notwithstanding anything in the Mortgage to the contrary, no other assumption fee shall be payable upon a transfer of the Note in accordance with this paragraph, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorneys' fees and expenses, incurred in connection with this Schedule.

     3. For purposes of this Schedule I, the following terms shall have the following meanings:

        (a) The term "DEFEASANCE DEPOSIT" shall mean an amount equal to the remaining principal amount of the Note, the Yield Maintenance Amount, any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note or otherwise required to accomplish the agreements of this Schedule I.

        (b) The term "YIELD MAINTENANCE AMOUNT" shall mean the amount (if any) which, when added to the remaining principal amount of the Note, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments; and

        (c) The term "U.S. OBLIGATIONS" shall mean direct non-callable obligations of the United States of America.

                                   SCHEDULE II

                                REQUIRED REPAIRS


     1.   Install a handicapped accessible ramp to the leasing office

     2.   Install an accessible walk to the leasing office

     3.   Repair sidewalk joints

     4.   Repair retaining walls

     5.   Repaint site fence

     6.   Brick facade repairs

     7.   Clean and replace damaged wood siding

     8.   Replace roof

     9.   Bring leasing office restrooms up to ADA standards